UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2023, the Company entered into that certain Securities Purchase Agreement, dated as of May 8, 2023, with the Company and purchasers from time-to-time party thereto (the “Unsecured SPA”). Pursuant to the Unsecured SPA, the Company received conversion notices from each of the holders listed in the table below (each, an “Unsecured SPA Holder”), evidencing each of the Unsecured SPA Holder’s desire to convert the principal amount (the “Consideration”) of the Company’s convertible senior notes issued to the Unsecured SPA Holder under the Unsecured SPA and for the Company to issue shares of Class A common stock pursuant to such conversion notice.

The following table details the common stock issued pursuant to the Unsecured SPA:

Date of Issuance	Number of Class A common stock, par value $0.0001 per share, issued	Unsecured SPA Holder	Consideration
September 22, 2023	562,091	V W Investment Holding Limited	$1,422,222
October 2, 2023	846,704	FF Vitality Ventures LLC	$1,000,000
October 3, 2023	635,028	FF Vitality Ventures LLC	$750,000
October 4, 2023	1,032,614	FF Vitality Ventures LLC	$1,000,000
October 5, 2023	675,191	V W Investment Holding Limited	$596,250

As further previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on August 7, 2023, the Company entered into that certain Securities Purchase Agreement, between the Company and Streeterville Capital, LLC (“Streeterville”), dated as of August 4, 2023 (the “Streeterville Unsecured SPA”). Pursuant to the Streeterville Unsecured SPA, the Company received a conversion notice from the holder listed in the table below (the “Streeterville Unsecured SPA Holder”), evidencing Streeterville Unsecured SPA Holder’s desire to convert the Consideration of the Company’s convertible senior notes issued to Streeterville Unsecured SPA Holder under the Streeterville Unsecured SPA and for the Company to issue shares of Class A common stock pursuant to such conversion notice.

The following table details the common stock issued pursuant to the Streeterville Unsecured SPA:

Date of Issuance	Number of Class A common stock, par value $0.0001 per share, issued	Streeterville Unsecured SPA Holder	Consideration
September 26, 2023	869,210	Streeterville Capital, LLC	$2,200,000

As further previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on August 15, 2022, the Company entered into that certain the Securities Purchase Agreement, dated as of August 14, 2022, with and FF Simplicity Ventures LLC, an entity affiliated with ATW Partners LLC (“FF Simplicity”), Senyun International Ltd. (“Senyun”) and RAAJJ Trading LLC (“RAAJJ”) and in its capacity as administrative agent and collateral agent (the “Secured SPA”). Pursuant to the Secured SPA, the Company received conversion notices from the holder listed in the table below (the “Secured SPA Holder”), evidencing the Secured SPA Holder’s desire to convert the Consideration of the Company’s convertible senior secured notes issued to the Secured SPA Holder under the Secured SPA and for the Company to issue shares of Class A common stock pursuant to such conversion notice.

The following table details the common stock issued pursuant to the Secured SPA:

Date of Issuance	Number of Class A common stock, par value $0.0001 per share, issued	Secured SPA Holder	Consideration
September 28, 2023	26,211	RAAJJ Trading LLC	$66,318

The shares were issued upon conversion of the principal amounts under the convertible notes to each of the Unsecured SPA Holders, Streeterville Unsecured SPA Holder and the Secured SPA Holder, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

The issuance of these shares totaled more than 5% of the Company’s outstanding common stock since the Company’s last Item 3.02 Current Report on Form 8-K, which necessitated the filing of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: October 6, 2023	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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